Exhibit 10.22

January __, 2020

HOF Village, LLC
c/o IRG Realty Advisors, LLC
4020 Kinross Lakes Parkway, Suite 200
Richfield, Ohio 44286

Re:	Letter Agreement re Payment Terms as a result of the Gordon Pointe Merger

Reference is made to that certain Loan Agreement, dated as of March 20, 2018, by, among others, HOF VILLAGE, LLC, a Delaware limited liability company, the other Borrowers thereto, the Lenders from time to time party thereto, and GACP FINANCE CO., LLC, in its capacity as Administrative Agent (in such capacity, together with its successors and assigns in such capacity, “Administrative Agent”), as amended by: (i) that certain Delayed Draw Joinder Agreement Number 1, dated as of April 11, 2018, (ii) that certain Delayed Draw Joinder Agreement Number 2, dated as of May 18, 2018, (iii) that certain Amendment Number 3 to Term Loan Agreement, dated as of September 14, 2018, (iv) that certain Amendment Number 4 to Term Loan Agreement, dated as of February 19, 2019, (v) that certain Amendment Number 5 to Term Loan Agreement, dated as of June 28, 2019, (vi) that certain Amendment Number 6 to Term Loan Agreement, dated as of August 15, 2019, (vii) that certain Amendment Number 7 to Term Loan Agreement, dated as of November 16, 2019 (the “7th Amendment”) and (viii) as further amended, restated, supplemented, waived or otherwise modified from time to time, the “Loan Agreement”; capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Loan Agreement).

Further reference is made to (i) that certain Promissory Note entered into by Borrowers and payable to the order of Industrial Realty Group, LLC, a Nevada limited liability company (“Industrial Realty Group”), a copy of which Promissory Note is attached hereto as Exhibit A  (the “IRG November Note”), (ii) the IRGMH Guaranty, (iii) the substantially completed form of Loan Purchase and Assumption Agreement, attached hereto as Exhibit B (the “LPAA”), which LPAA has not yet been executed but is anticipated to be entered into by and among Lenders, Administrative Agent, Borrowers and Purchasing Lender (as defined in the LPAA) on or before the consummation of the Gordon Pointe Transaction, and (iv) the Gordon Pointe Merger Agreement. The IRG November Note, the IRGMH Guaranty, and the LPAA are herein referred to collectively as the “IRG Advancement Documents.”

Borrowers, Industrial Realty Group and IRGMH hereby agree, on behalf of themselves and on behalf of Purchasing Lender (as such term is defined in the LPAA) to the extent such Purchasing Lender is an IRG Entity (as defined below), as follows:

If, in connection with the consummation of the Gordon Pointe Transaction, (a) Industrial Realty Group, IRGMH, or any of their respective affiliates (each, including Industrial Realty Group and IRGMH, an “IRG Entity”) advances funds or purchases the Tranche 1 Loan and/or the Tranche 2 Loan from GACP II, L.P. and/or DemoMode Marketing, LLC (pursuant to the IRG Advancement Documents, the Loan Agreement or any other instrument) in order to pay off GACP II, L.P. and/or DemoMode Marketing, LLC in full pursuant to the requirements of Section 2.10(e) of the Loan Agreement, and (b) as a result of such advancement of funds or such purchase of the Tranche 1 Loan and/or the Tranche 2 Loan, any IRG Entity becomes a Lender or shall have the rights of a Lender pursuant to the Loan Agreement, then (i) Sections 2.10(b) through 2.10(e) (inclusive) of the Loan Agreement shall be deleted in their entirety and shall no longer be applicable, and (ii) notwithstanding the terms of the Loan Agreement, (A) any interest due to any IRG Entity under the Loan Agreement shall be payable in kind (and shall not payable in cash) until June 1, 2020, following which date interest under the Loan Agreement shall be payable in cash on each Interest Payment Date, and (B) all principal, interest and other Obligations due under the Loan Agreement shall be payable in full on the Maturity Date.

[SIGNATURES ON FOLLOWING PAGES]

Industrial Realty Group:

INDUSTRIAL REALTY GROUP, LLC,
a Nevada limited liability company

By:
Name: Stuart Lichter
Title: President

IRGMH:

IRG MASTER HOLDINGS, LLC,
a Delaware limited liability company

By:
Name: Stuart Lichter
Title: President

[SIGNATURES CONTINUE ON FOLLOWING PAGES]

Borrowers:

HOF VILLAGE, LLC,
a Delaware limited liability company

By:
Name: Michael Crawford
Title: Chief Executive Officer

HOF VILLAGE PARKING, LLC,
a Delaware limited liability company

By:
Name: Michael Crawford
Title: Chief Executive Officer

HOF VILLAGE YOUTH FIELDS, LLC,
a Delaware limited liability company

By:
Name: Michael Crawford
Title: Chief Executive Officer

HOF VILLAGE STADIUM, LLC,
a Delaware limited liability company

By:
Name: Michael Crawford
Title: Chief Executive Officer

[SIGNATURES CONTINUE ON FOLLOWING PAGES]

Borrowers, cont.:

HOF VILLAGE LAND, LLC,
a Delaware limited liability company

By:
Name: Michael Crawford
Title: Chief Executive Officer

HOF VILLAGE HOTEL I, LLC,
a Delaware limited liability company

By:
Name: Michael Crawford
Title: Chief Executive Officer

HOF VILLAGE SPORTS BUSINESS, LLC,
a Delaware limited liability company

By:
Name: Michael Crawford
Title: Chief Executive Officer

HOF Village Parking Management I, LLC,
a Delaware limited liability company

By:
Name: Michael Crawford
Title: Chief Executive Officer

[SIGNATURES CONTINUE ON FOLLOWING PAGES]

Borrowers, cont.:

HOF VILLAGE RESIDeNCES I, LLC,
a Delaware limited liability company

By:
Name: Michael Crawford
Title: Chief Executive Officer

HOF Village Center for Excellence, LLC,
a Delaware limited liability company

By:
Name: Michael Crawford
Title: Chief Executive Officer

HOF Village Center for Performance, LLC,
a Delaware limited liability company

By:
Name: Michael Crawford
Title: Chief Executive Officer

HOF EXPERIENCE, LLC,
a Delaware limited liability company

By:
Name: Michael Crawford
Title: Chief Executive Officer

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

Borrowers, cont.:

HOF Village Media Group, LLC,
a Delaware limited liability company

By:
Name: Michael Crawford
Title: Chief Executive Officer

[END OF SIGNATURES]

Exhibit A

FORM OF NOTE

[See Attached]

Exhibit B

FORM OF LPAA

[See Attached]